Exhibit 10.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and between

Tribune Publishing Company

and

Merrick Media, LLC

Dated as of February 3, 2016

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 3, 2016, by and between TRIBUNE PUBLISHING COMPANY, a Delaware corporation (the “Company”), and MERRICK MEDIA, LLC, a Delaware limited liability company (the “Holder”).  Each of the Company and Holder are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Company, Holder and Michael W. Ferro, Jr. are parties to that certain Securities Purchase Agreement, of even date herewith (as the same may be amended from time to time, the “Purchase Agreement”), pursuant to which the Company has issued and sold to Holder an aggregate of 5,220,000 shares of the Company’s common stock; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the Parties desire to enter into this Agreement in order to provide Holder with certain registration rights in respect of such shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby agree as follows:

SECTION 1
CERTAIN DEFINITIONS

1.1          As used in this Agreement, the terms below shall have the meanings specified below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Affiliate Transferee” shall have the meaning specified in Section 8.

“Agreement” shall have the meaning specified in the preamble to this Agreement, including all amendments, modifications and supplements thereto and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (a) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange; (b) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:  (i) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act; and (ii) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).

“Business Day” means a day other than a Saturday, a Sunday or a day on which commercial banking institutions in the State of New York are authorized or obligated by law to close.

“Company” shall have the meaning specified in the preamble to this Agreement.

“Company Shares” means shares of the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Effective Period” shall have the meaning specified in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Entity” means any federal, state, local or foreign court, government or political subdivision or department thereof, or any governmental administrative or regulatory body.

“Holder” shall have the meaning specified in the preamble to this Agreement.  References herein to the Holder shall apply to Affiliate Transferees who become Holders pursuant to Section 8; provided that (a) all obligations of the Holder and its Affiliate Transferees hereunder shall be joint and several; and (b) for purposes of all thresholds and limitations herein, the actions of the Affiliate Transferees shall be aggregated.

“Indemnified Party” shall have the meaning specified in Section 6(c).

“Indemnifying Party” shall have the meaning specified in Section 6(c).

“NYSE” means the New York Stock Exchange.

“Person” means an individual, corporation, partnership, trust, limited liability company, branch of any legal entity, unincorporated organization, joint stock company, joint venture, association, other entity or Governmental Entity.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented, and including all material incorporated by reference in such prospectus or prospectuses.

“Purchase Agreement” means the agreement specified in the first recital hereto, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Purchase Price” shall have the meaning specified in the Purchase Agreement.

“Registrable Securities” means, at any time, (a) Company Shares issued to the Holder pursuant to the terms of the Purchase Agreement; and (b) any Company Shares or any other security issued by the Company after the date hereof in respect of the Company Shares referenced in clause (a) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in either case until the earliest to occur of (i) a Registration Statement covering such Company Shares has been declared effective by the SEC and such Company Shares have been sold or otherwise disposed of pursuant to such effective Registration Statement, (ii) such Company Shares are otherwise transferred (other than by the Holder to an Affiliate thereof), the Company has delivered a new certificate or other evidence of ownership for such Company Shares not bearing any restricted legend and such Company Shares may be resold without subsequent registration under the Securities Act, or (iii) such Company Shares are repurchased by the Company or a Subsidiary of the Company.

“Registration Expenses” shall have the meaning specified in Section 5(a).

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant hereto filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, pre- and post-effective amendments and supplements to such registration statement and all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means such rule promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering all of the Registrable Securities, as applicable.

“SEC” means the Securities and Exchange Commission.

“SEC Reports” shall have the meaning specified in Section 4(a)(vi).

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, as to a Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such Person.

“Suspension Period” shall have the meaning specified in Section 3.

“Termination Date” means the earliest to occur of (i) the first date on which there are no Registrable Securities subject to this Agreement, and (ii) the sixth (6th) anniversary of the effectiveness of the initial Shelf Registration Statement filed pursuant to Section 2(a).

1.2          Interpretation.  When a reference is made in this Agreement to an article, section, exhibit or schedule, such reference shall be to an article or section of, or an exhibit or schedule to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  Unless the context otherwise requires, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such term.  Any agreement, instrument or statute defined or referred to herein or any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified, supplemented or replaced, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor agreements, instruments or statutes.  Any agreement or instrument referred to herein shall include reference to all exhibits, schedules and other documents or agreements attached thereto or incorporated therein.

SECTION 2
REGISTRATION

(a)           Registration Statement.  The Company shall file with the SEC a Shelf Registration Statement covering the resale of all of the Registrable Securities in accordance with a plan of distribution to be reasonably agreed between the Parties, and shall use reasonable best efforts to cause the Registration Statement to be declared effective no later than the earlier to occur of (i) the third (3rd) anniversary of this Agreement and (ii) sixty (60) days after the termination of the transfer restrictions set forth in Section 10.2 and 10.3 of the Purchase Agreement in accordance with Section 10.6 of the Purchase Agreement.

(b)           Effective Period of Registration Statements.  With respect to any Registration Statement, the Company shall use reasonable best efforts to keep such Registration Statement effective under the Securities Act (or, to the extent such Registration Statement expires, to file an additional Registration Statement with respect to the Registrable Securities) until the date and time at which all Registrable Securities are either sold, provided that no obligations in this Section 2(b) shall continue beyond the Termination Date (the “Effective Period”).

(c)           Purchase Agreement Restrictions.  Nothing in this Agreement shall affect the provisions of the Purchase Agreement related to Company Shares, which shall apply independently hereof in accordance with the terms thereof.

SECTION 3
SUSPENSION PERIODS

The Company may (i) delay the filing or effectiveness of the Shelf Registration Statement or (ii) prior to the pricing of any offering of Registrable Securities pursuant to a Registration Statement delay such offering (and, if permitted, withdraw any Registration Statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company’s Board of Directors determines in its reasonable judgment (A) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole, or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction or announcement, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason.  Any period during which the Company has delayed a filing, effectiveness or an offering pursuant to this Section 3 is herein called a “Suspension Period.”  The Company shall provide prompt written notice to the Holder of the commencement and termination of any Suspension Period (and any withdrawal of a Registration Statement pursuant to this Section 3) but shall only be obligated under this Agreement to disclose the reasons therefor if the Holder and the Company have entered into a confidentiality agreement relating to  the disclosure of such information and the Holder requests that the Company disclose the reasons therefor.  The Holder shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct each of its Affiliates making such offers and sales to refrain from doing so) during each Suspension Period.  In no event (x) may the Company deliver notice of a Suspension Period to the Holder more than two (2) times during any twelve (12) month period; and (y) shall a Suspension Period or Suspension Periods be in effect for an aggregate of 150 days or more in any twelve (12) month period.

SECTION 4
REGISTRATION PROCEDURES

(a)           The Company shall use reasonable best efforts to effect, as and when provided herein, the registration and (if applicable) the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practicable as provided herein:

(i)            subject to the other provisions of this Agreement, use reasonable best efforts to cause the Shelf Registration Statement filed pursuant to Section 2 of this Agreement to become effective (unless it is automatically effective upon filing);

(ii)           use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder and to comply with the applicable requirements of the Securities Act with respect to the disposition of all Company Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii)          use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

(iv)          deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities of the Holder covered by such Registration Statement in conformity with the requirements of the Securities Act and not file any document to which Holder’s counsel may reasonably object;

(v)           permit counsel designated by the Holder to review such Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to the filing thereof (but only to the extent any such amendment or supplement is required to be furnished to the Holders), and use reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose;

(vi)          not less than five (5) Business Days prior to the filing of a Registration Statement and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any similar or successor reports, including any proxy statements under the Exchange Act (collectively, the “SEC Reports”)), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed; provided, however, that (i) the Company shall not be required to furnish to the Holder any prospectus supplement being prepared and filed solely to name new or additional selling securityholders unless such Holder is named in such prospectus supplement, (ii) the Company shall not be required to furnish to the Holder any SEC Report that is incorporated by reference in such Registration Statement if such SEC Report is publicly available on the SEC’s EDGAR system, and (iii) after it has been filed with the SEC, the Company shall furnish a copy of the Registration Statement to the Holder upon written request;

(vii)         use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdictions as the Holder reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it or any of its subsidiaries would not otherwise be required to qualify but for this subparagraph (vii), (B) subject itself or any of its subsidiaries to taxation in any such jurisdiction, or (C) consent to general service of process for itself or any of its subsidiaries in any such jurisdiction;

(viii)        notify the Holder and each distributor of such Registrable Securities identified by the Holder, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Holder, the Company shall use reasonable best efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ix)          in the case of any block trade (whether on a principal or agency basis) involving Registrable Securities, whether pursuant to a Registration Statement or otherwise, take all such other customary and reasonable actions as the Holder or the relevant dealer may request in order to facilitate the disposition of such Registrable Securities pursuant to such block trade, including the entry into any agreement for the indemnification of such dealer and the provision of opinions of counsel and comfort letters that are consistent with customary and reasonable practices for such transactions;

(x)           use reasonable best efforts to cause all such Registrable Securities to be, or to remain, listed on NYSE or any successor primary securities exchange (if any) on which Company Shares are then listed;

(xi)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Securities pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Securities to be sold or such other applicable evidence of such Registrable Securities, subject to the provisions of Section 8;

(xii)         make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of twelve (12) months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xiii)        promptly notify the Holder:

(A)          when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(B)          of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Holder;

(C)          of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(D)          of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

(b)           No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Holder, other holder of Company Shares, or any distributor specifically for use therein.

(c)           At all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration statement of Company Shares under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder.

(d)           The Company may require the Holder and each distributor of Registrable Securities as to which any registration is being effected to furnish to the Company documentation and information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e)           The Holder agrees by having Company Shares treated as Registrable Securities hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 4(a)(viii), the Holder will immediately discontinue (and direct any other Affiliates making offers and sales of Registrable Securities to immediately discontinue) offers and sales of Registrable Securities pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 4(a)(viii), and, if so directed by the Company, the Holder will deliver to the Company all copies, other than permanent file copies then in the Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(f)                                   The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus.  Neither the Holder nor any other seller of Registrable Securities may use a free-writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g)                                  It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2 or 4 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement.

(h)                                 It is further understood and agreed that the Company shall not have any obligations under this Section 4 at any time on or after the Termination Date.

(i)                                     Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Securities in a Registration Statement unless it has received from the Holder, at least five Business Days prior to the anticipated filing date of the Registration Statement, information and documents reasonably required by the Company to be provided by the Holder.

SECTION 5
REGISTRATION EXPENSES

(a)                                 All reasonable expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA filing fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, (ii) costs of distributing Prospectuses in preliminary and final form as well as any supplements thereto, (iii) fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of counsel and any other advisors representing any underwriters or other distributors), (iv) internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (v) fees and expenses of any special experts retained by the Company in connection with such registration and amendments and supplements to a Registration Statement or Prospectus, and (vi) premiums and other costs of the Company for policies of insurance against liabilities of the Company arising out of any public offering of the Registrable Securities being registered, to the extent that the Company elects to obtain and maintain such insurance, shall be borne by the Company (such expenses being herein called “Registration Expenses”).  The Holder shall bear the cost of all underwriting discounts and selling commissions associated with any sale of Registrable Securities and shall pay all of its own costs and expenses, including all fees and disbursements to counsel (and any other advisors) of the Holder and any stock transfer taxes.

(b)                                 The obligation of the Company to bear the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Holder (unless withdrawn following commencement of a Suspension Period pursuant to Section 3) shall be borne by the Holder.

SECTION 6
INDEMNIFICATION

(a)                                 The Company shall, notwithstanding any termination of this Agreement, indemnify to the fullest extent permitted by law, the Holder and each Person who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto (including any “free writing prospectus” filed by the Company (as defined in Rule 433 under the Securities Act)) or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Holder expressly for use therein.

(b)                                 In connection with any Registration Statement in which the Holder is participating, the Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto (including any “free writing prospectus” as defined in Rule 405 of the Securities Act and required to be filed by the Company with the SEC or retained by the Company under Rule 433 of the Securities Act), or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the Holder expressly for use therein.  The Holder agrees that, unless it has or shall have obtained the prior written consent of the Company, it has not made and will not make any offer relating to the Registrable Securities that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act).

(c)                                  Any party entitled to indemnification hereunder (an “Indemnified Party”) shall give written notice to the party indemnifying it (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after discovery by such Indemnified Party of any matters giving rise to a claim for indemnification.  Such notice shall describe such claim in reasonable detail.  Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to an Indemnified Party except to the extent that the Indemnifying Party is actually prejudiced thereby.  The Indemnified Party shall permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party.  An Indemnifying Party who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for parties indemnified (hereunder or otherwise) by such Indemnifying Party with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any Indemnified Party there may be one or more legal or equitable defenses available to such Indemnified Party that are in addition to or may conflict with those available to another Indemnified Party with respect to such claim, in which case such maximum number of counsel for all Indemnified Parties shall be two rather than one.  If any Indemnifying Party is entitled to, and elects to, assume the defense of a claim, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated to reimburse the Indemnified Party for the costs thereof.  If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party related to the claim, and each Indemnified Party shall cooperate in the defense or prosecution of such claim.  Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Indemnifying Party shall not be subject to any liability for any settlement made by the Indemnified Party without the Indemnified Party’s written consent (but such consent will not be unreasonably withheld).  The Indemnifying Party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any Indemnified Party would be entitled to indemnification by any Indemnifying Party hereunder unless such judgment or settlement imposes no ongoing obligations on any such Indemnified Party and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such Indemnified Party, a release, reasonably satisfactory in form and substance to such Indemnified Party, from all liabilities in respect of such claim or action for which such Indemnified Party would be entitled to such indemnification.  The Indemnifying Party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an Indemnified Party unless the Indemnifying Party has also consented to such judgment or settlement.

(d)                                 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Securities made before the Termination Date or during the period following the Termination Date referred to in Section 4(h).

(e)                                  If the indemnification provided for in or pursuant to this Section 6 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

SECTION 7
SECURITIES ACT RESTRICTIONS

The Registrable Securities are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act.  Accordingly, the Holder shall not, directly or through others, offer or sell any Registrable Securities except pursuant to a Registration Statement or pursuant to an exemption from, or a transaction not subject to, registration under the Securities Act.  Any certificates representing the Registrable Securities may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement, until such time as such securities have ceased to be (or are to be transferred in a manner that results in their ceasing to be) Registrable Securities as evidenced to the reasonable satisfaction of the Company.  Subject to the provisions of this Section, the Company shall replace any such legended certificates with unlegended certificates promptly upon surrender of the legended certificates to the Company or its designee, in order to facilitate a lawful transfer or at any time after such shares cease to be Registrable Securities.

SECTION 8
TRANSFERS OF RIGHTS

If the Holder transfers any Registrable Securities to an Affiliate in accordance with the Purchase Agreement (each such transferee, an “Affiliate Transferee”), the Affiliate Transferee shall, together with all other Affiliate Transferees and the Holder, also have the rights of the Holder under this Agreement with respect to such Registrable Securities (including all of the Holder’s rights in Section 6), but only if the Affiliate Transferee signs and delivers to the Company a written acknowledgment that it has joined with the Holder and the other Affiliate Transferees as a party to this Agreement and has assumed, severally but not jointly, the rights and obligations of the Holder hereunder with respect to the Registrable Securities transferred to it by the Holder.  Each such transfer shall be effective when (but only when) the Affiliate Transferee has signed and delivered the written acknowledgment to the Company’s reasonable satisfaction.  Upon any such effective transfer, the Affiliate Transferee shall automatically have the rights so transferred, and the Holder’s obligations under this Agreement, and the rights with respect to the Registrable Securities not so transferred, shall continue.  Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Purchase Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Securities, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Securities.

SECTION 9
MISCELLANEOUS

(a)                                 Notices.  All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) five (5) days after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) on the first (1st) Business Day after being sent, prepaid, by FedEx or other nationally recognized overnight delivery service, (iv) upon machine generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a Business Day at the location of receipt and otherwise on the next following Business Day or (v) when delivered by email, if receipt is confirmed, addressed as follows:

(i)                                     If to the Company:

Tribune Publishing Company

202 W. 1st Street

Los Angeles, CA 90012
Attention: Julie K. Xanders, General Counsel

Facsimile No.:  (213) 237-4401

Email: Julie.Xanders@tribpub.com

with a copy to:

Latham & Watkins, LLP
330 North Wabash Avenue, Suite 2800
Chicago, IL 60611
Attention:  Mark D. Gerstein/Thomas E. (Ted) Keim, Jr.
Facsimile No:  (312) 993-9767

(ii)                                  If to the Holder:

Merrick Media, LLC

350 North Orleans Street, 10th Floor

Chicago, IL 60654

Attention: Chief Executive Officer

Facsimile No.:

Email: ferro@merrickventures.com

with a copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, IL 60654

Attention: Mark A. Harris

Facsimile No.: (312) 923-8584

Email: mharris@jenner.com

or to such other address or addresses as the Parties may from time to time designate in writing.

(b)                                 No Waivers.  Any term, condition or provision of this Agreement may be waived to the extent permitted by law in writing at any time by the Party that is entitled to the benefits thereof.  The waiver of any breach of any provision under this Agreement by any Party shall not be deemed to be a waiver of any preceding or subsequent breach under this Agreement.  No such waiver shall be effective unless in writing.

(c)                                  Assignment.  Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any Party without the prior written consent of the other Party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such Party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale; or (ii) an assignment by the Holder to an Affiliate Transferee in accordance with the terms hereof.

(d)                                 Rights of Third Parties.  Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement (except as specified in Section 6).

(e)                                  Governing Law.  This Agreement, and all claims or causes of action (whether in contract or tort) based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

(f)                                   Captions; Counterparts.  The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)                                  Entire Agreement.  This Agreement constitutes the entire agreement among the Parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties hereto relating to the subject matter hereof.

(h)                                 Amendments.  This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement.

(i)                                     Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect.  The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

(j)                                    Jurisdiction.  Each of the Parties irrevocably submits to the exclusive jurisdiction of any United States Federal court sitting in the County of New York, in the State of New York, over any action arising out of or relating to this Agreement or the transactions contemplated hereby (or, solely to the extent that no such United States Federal court has jurisdiction over such Proceeding, to the exclusive jurisdiction of any New York State court sitting in the County of New York, in the State of New York, with respect thereto).  Each of the Parties irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action brought in such a court and any claim that any such action brought in such a court has been brought in an inconvenient forum.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the Parties hereto as of the date first written above.

TRIBUNE PUBLISHING COMPANY

By:	/s/ Jack Griffin
	Name:	Jack Griffin
	Title:	President and Chief Executive Officer

MERRICK MEDIA, LLC

By:	Merrick Venture Management, LLC its Sole Manager

By:	/s/ Michael W. Ferro, Jr.
	Name:	Michael W. Ferro, Jr.
	Title:	Manager

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT